Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Commitments and contingencies [Line Items]
Commitments and contingencies

31.  Commitments and contingencies

Commitments

(a)	Environmental -

The Group’s exploration and exploitation activities are subject to environmental protection standards.

Law No. 28090 regulates the obligations and procedures that must be met by the holders of mining activities for the preparation, filing and implementation of Mine Closure Plans, as well as the establishment of the corresponding environmental guarantees to secure fulfilment of the investments, subject to the principles of protection, preservation and recovery of the environment.

Law No. 28271 regulates environmental liabilities in mining activities. This Law has the objective of ruling the identification of mining activity’s environmental liabilities and financing the remediation of the affected areas. According to this law, environmental liabilities refer to the impact caused to the environment by abandoned or inactive mining operations.

The Groups considers that the recorded liability is sufficient to comply with the environmental regulations of Peru.

(b)	Leased concessions -

The Group pays 10% on the valued production of mineral obtained from the concessions leased by Sindicato Minero Orcopampa S.A. This concession is in force until the year 2043. The payments are included as royalties, see note 24.

Contingencies

(c)	Legal procedures -

Buenaventura -

The Group is a party to legal procedures that have arisen in the normal course of business. Nevertheless, in the opinion of Buenaventura’s Management, none of these procedures, individually or as a whole, could result in material contingencies for the Group’s consolidated financial statements.

The possible contingencies amount to US$4.1 million and US$5.4 million as of December 31, 2021 and 2020, respectively. See note 15(a).

The possible tax contingencies amount to US$5.9 million and US$6.3 million as of December 31, 2021 and 2020, respectively, see note 15(a).

Yanacocha -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010 directorial resolution approving the Conga Project Environmental Impact Assessment (“EIA”).

On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment and; (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal.

On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. Yanacocha cannot reasonably predict the outcome of this litigation. Yanacocha has not established a provision in the accompanying financial statements for a loss arising from this contingency, which it does not consider probable.

(d)	Open tax procedures –

Buenaventura –

-	During 2012 and 2014, the Superintendencia Nacional de Aduanas y de Administración Tributaria (SUNAT) reviewed the income tax for 2007 and 2008. As a result, SUNAT does not recognize tax declared deductions of S/1,056,310,000 (equivalent to US$264,210,000) for the year 2007 and S/1,530,985,000 (equivalent to US$382,938,000) for the year 2008. The main unrecognized deduction is the payment made for the removal of the price component of its commercial contracts of gold. In the opinion of management and its legal counsel, the objections are unfounded so Buenaventura expects to receive a favorable result in the initiated claim process.

In November 2018, the Tax Court resolved the appeal proceedings not recognizing the contracts of physical deliveries and the contractual obligation and considers that the payments correspond to an advance financial settlement of Contracts of Derivative Financial Instruments and that the Company would not have accredited the purpose of hedge and the risks covered. The Company’s management with the support of its legal advisers initiated various administrative and judicial actions to present their arguments and defend their rights.

On November 10, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT corresponding to 2007 and 2008. With this ruling, on November 13, 2020, SUNAT notified the Company of the start of the compulsory collection of such taxes for S/1,567,297,000 (equivalent to US$392,013,000), composed of S/192,049,000 (equivalent to US$48,036,000) of income tax and S/1,375,248,000 (equivalent to US$343,984,000) of interest and penalties.

The Company made payments under protest during the months of November and December 2020 for S/72,065,000 (equivalent to US$18,130,000), which are recorded in the caption “Trade and other accounts receivable, net”, note 7(c). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

The Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/1,505,948,000 (equivalent to US$376,675,000), for which has been delivered, as a guarantee, letters of guarantee for the total amount plus 5% according to the tax requests for a total of S/1,580,126,000 (equivalent to US$395,229,000). The application was approved by SUNAT on January 5, 2021 and payments were schedule to begin in July 2021 considering a monthly interest rate according to the tax regulations of 0.8% per month until March 31, 2021 and 0.72% per month from April 1 onwards.

On July 30, 2021, the Company paid the full amount of the tax liability related to the 2007 and 2008 tax processes that were subject to deferment and installment. The total amount paid of S/1,584,227,000 (equivalent to US$398,548,000), which includes the updating of interest as of July 30, 2021 for S/78,279,000 (equivalent to US$19,693,000), is recorded in the caption “Trade and other accounts receivable, net”, see note 7(c). As a result of this payment, SUNAT’s resolutions of deferment and installment of the tax amount have been rendered null and void and the letters of credit that were delivered as collateral for said liability has been returned to the Issuing Banks.

On December 19, 2018, the Company with the support of its legal advisors filed contentious administrative lawsuits before the Judiciary regarding the controversy of taxable years 2007 and 2008.

On December 30, 2020, the Company was notified that the claim corresponding to fiscal year 2007 has been declared unfounded by the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues. On January 11, 2021, the Company with the support of its legal advisors filed an appeal against said judgment, which will be submitted to the Superior Court.

On May 3, 2021, the Seventh Superior Chamber declared the First Instance Judgment null and void due to an evident lack of motivation and procedural consistency. On July 15, 2021, the new oral report was made before the Court of First Instance. On January 7, 2022, the new Judgment of the Court of First Instance was issued, declaring the lawsuit unfounded. According to the sponsoring lawyers, said ruling fails to comply with the mandate of the Seventh Chamber, again incurring grounds for annulment. On January 18, 2022, the appeal of the new sentence has been filed.

The lawsuit referring to fiscal year 2008 is pending resolution in the Twenty-Second Administrative Litigation Court.

In August 2019, the Company was notified of the resolution that decided to reject the precautionary request referring to fiscal year 2007. In December 2019, a new request for precautionary measure was presented that has been rejected by the Nineteenth Administrative Litigation Court with Subspecialty in Tax and Customs Issues, which has been appealed. On August 2, 2021, the Superior Chamber confirmed the First Instance ruling that rejected the precautionary measure and the definitive filing of the Precautionary Measure was ordered.

In April 2019, the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues required the Company to offer an injunction for 60% of the tax amount for fiscal year 2008. In compliance with said mandate, the Company delivered the letter of credit for S/511,030,000 (equivalent to US$141,013,000) with a validity of twelve months, until April 2020. In October 2020, the Company was notified of the resolution that resolved to reject the precautionary request referring to fiscal year 2008 and the letter of collateral delivered has been without effect and will be returned to the Company.

In December 2019, a new request for a precautionary measure was submitted to the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues in order to suspend collection actions for 2008. Said Court has required the Company to provide collateral for 60% of the tax debt, updated as of January 31, 2020, of S/892,682,000 (equivalent to US$223,282,000). In compliance with said mandate, the Company has delivered the letter of credit for S/535,609,000 (equivalent to US$133,969,000) with a validity of twelve months, until July 2021. On May 25, 2021, the Company has withdrawn the precautionary measure, which has been accepted by the Court, and on July 6, it has returned the letter of credit delivered as collateral, which has been returned to the issuing bank.

During 2015, SUNAT reviewed the income tax of 2009 and 2010. As a result, they did not recognize Buenaventura declared tax deductions of S/76,023,000 (equivalent to US$19,015,000) and the compensation of tax losses of S/561,758,000 (equivalent to US$140,510,000). The main unrecognized deductions by Buenaventura are: the non-deductibility of bonuses paid to contractors, a provision of doubtful accounts not accepted as an expense and income unduly deducted. In the opinion of Management and its legal counsel, Buenaventura expects to receive a favorable result in the initiated claim and appeal process.

In December 2018, the Tax Court resolved the appeal files confirming reparations S/66,623,000 (equivalent to US$16,664,000) related to the provision for collection of doubtful receivables as an expense and unfounded income unduly deducted. The Company’s management, with the support of its legal advisors, has initiated administrative and judicial actions to present its arguments and make its rights prevail.

In December 2019, SUNAT initiated actions of forced collection of interest and fines for the reliquidation that it has made of prepayments from January to December 2009 and January to February 2010. These are based on the 2007 and 2008 annual tax fiscal years, which were recalculated by SUNAT with the objections mentioned in the first and second paragraphs and which are questioned in the judicial process. On December 20, 2019, SUNAT executed the forced collection of S/120,262,000 (equivalent to US$30,255,000). In the opinion of the legal advisors of the Company, favorable results are expected to be obtained in the judicial process that has been initiated, therefore an account receivable have been recognized in the heading “Trade and other accounts receivable, net”, see note 7(c).

On December 4, 2020, the Tax Court confirmed the reliquidation of the tax debt determined by SUNAT for the year 2010. With this ruling, on December 11, 2020, SUNAT has notified the Company of the initiation of the compulsory collection of the taxes for fiscal year 2010 for S/340,074,000 (equivalent to US$85,061,000).

The Company made payments under dispute in December 2020 for S/1,800,000 (equivalent to US$452,000) which are recorded in the caption “Trade and other receivables, net”, see note 7(c). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On January 5, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/339,928,000 (equivalent to US$85,025,000), for which letters of guarantee for the total amount plus 5% according to the tax requests for a total of S/357,944,000 (equivalent to US$89,531,000). The application was approved by SUNAT on January 14, 2021 and payments began to be made in July 2021.

On July 30, 2021, the Company paid the full amount of the tax liability referring to fiscal year 2010, which was subject to deferral and installment. The total amount paid of S/356,691,000 (equivalent to US$89,733,000) which includes the updating of interest as of July 30, 2021 for S/16,762,000 (equivalent to US$4,217,000) recorded in the caption “Trade and other receivables, net”, see note 7(c). As a result of this payment, SUNAT's resolutions of deferment and installment of the tax debt have been rendered null and void and the letters of credit that were delivered as collateral for said disputed tax assessment have been returned to the issuing banks.

On December 14, 2020, the Tax Court confirmed the reliquidation of the tax liability determined by SUNAT for fiscal year 2009. With this ruling, on December 17, 2020, SUNAT notified the Company of the initiation of the compulsory collection of the disputed amounts for fiscal year 2009 for S/202,614,000 (equivalent to US$50,679,000).

The Company made payments under protest in January 2021 for S/19,171,000 (equivalent to US$4,823,000) which are recorded in the caption “Trade and other receivables, net”, note 7(c).Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated with regards to this matter.

On January 14, 2021, the Company requested to SUNAT for an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments, amounting to S/184,922,000 (equivalent to US$46,253,000) for which has been delivered, as collateral, letters of credit for the total amount plus 5% according to the tax requests for a total of S/194,398,000 (equivalent to US$48,624,000). The application has been approved by SUNAT on January 28, 2021 and payments began to be made from July 2021.

On July 30, 2021, the Company paid the full amount of the disputed tax debt referring to fiscal year 2009, which was subject to deferral and installment. The total amount paid of S/193,398,000 (equivalent to US$48,654,000) which includes the updating of interest as of July 30, 2021 for S/8,477,000 (equivalent to US$2,133,000) recorded in the caption “Trade and other receivables, net”, see note 7(c). As a result of this payment, SUNAT's resolutions of deferment and installment of the tax assessment have been rendered null and void and the letters of credit that were delivered as collateral for said amount have been returned to the Issuing Banks.

On March 5, 2019, the Company and its sponsoring attorneys have filed contentious-administrative lawsuits before the Judiciary regarding taxable years 2009 and 2010.

The lawsuit referring to the 2009 taxable year is pending resolution in the Twenty-Second Administrative Litigation Court.

On November 1, 2020, the Company was notified that the lawsuit corresponding to fiscal year 2010 filed before the Nineteenth Administrative Litigation Court with a Subspecialty in Tax and Customs Issues has been declared founded in relation to the unsupported income unduly deducted from taxable income. On November 9, 2020, the Company and its sponsoring attorneys filed a partial appeal against said judgment, which has been submitted to the Superior Court. On January 7, 2021, the Company was notified with the second instance judgment, issued by the Sixth Superior Chamber declaring the first instance judgment null ordering the Court to issue a new judgment. On January 21, 2021, the Company with the support of its legal advisors have presented the Appeal for Cassation that must be raised to the Supreme Court.

The Sixth Chamber has reserved the processing of the cassation appeal and has referred the file to the Nineteenth Court to issue a new ruling on the grounds that a part of the second instance judgment declared the first instance judgment null.

On the other hand, on March 4, 2019, the Tax Administration filed a contentious-administrative lawsuit against the end of the Tax Court Resolutions for the years 2009 and 2010 that raised the objections for bonuses paid to contractors; being that, with respect to the year 2010, the claim was declared well founded in first instance and subsequently said ruling was confirmed in second instance.

In purported compliance with the second instance judgment, on October 5, 2021, the Tax Court modified the ruling contained in its initial Resolution and ruled against the Company's position for the bonuses paid to contractors in fiscal year 2010. On January 19, 2022, the Company filed a contentious-administrative lawsuit against the new Resolution of the Tax Court, which is pending resolution.

The judicial process associated with the 2009 financial year is pending in the first instance.

In April 2019, the Company and its sponsoring attorneys submitted the requests for precautionary measures in order to suspend the collection actions for the tax assessment for the 2009 and 2010 fiscal years.

In May 2019, the Twenty-Second Administrative Litigation Court with a Subspecialty in Tax and Customs Issues required the Company to offer collateral for 60% of the tax amount for fiscal year 2009. In compliance, the Company delivered the letter of credit for S/171,791,000 (equivalent to US$42,969,000) with a validity of twelve months, until May 2020. Said letter has been renewed with a new letter for 60% of the tax amount for fiscal year 2009, updated as of May 14, 2020, from S/196,485,000 (equivalent to US$49,146,000) with a letter of credit of S/117,891,000 (equivalent to US$3229,487,000) valid until May 2021.

On April 16, 2021, the Court decided to reject the precautionary measure. The Company has requested the return of the letter of credit and it has been delivered to the issuing bank.

In August 2020, the Company was notified of the judicial resolution that decided to reject the precautionary request related to the tax debt for 2010.

During the year 2018, SUNAT has audited the income tax declaration for 2014. As a result of this audit, SUNAT does not recognize the Company deductions declared for S/94,898,000 (equivalent to US$23,736,000). The main disagreements are related to the non-deductibility of bonus paid to contractors, which also affects the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. In the opinion of management and its legal advisors, these repairs don’t have technical support, so that a favorable result in the claim process that they have initiated is expected to be obtained.

On November 12, 2020, the Tax Court (last administrative instance) resolved the appeal, declaring founded, in part, the payment of bonuses to contractors and confirming the non-recognition of compensation for tax losses. The Company’s management with the support of its legal advisors are initiating administrative and judicial actions to present their arguments and make their rights prevail.

As of December 31, 2021, the total possible contingencies related to these audits amount to S/39,590,000 (equivalent to US$9,902,000) and S/43,462,000 (equivalent to US$10,871,000) as of December 31, 2020.

On February 15, 2021, the Company and its sponsoring lawyers have filed a contentious-administrative lawsuit before the Judicial Branch regarding the ruling of the Tax Court.

The lawsuit referring to the taxable year 2014 is pending resolution in the Nineteenth Contentious-Administrative Court.

During the year 2019, SUNAT reviewed the income tax of the year 2013. As a result, SUNAT did not recognize Buenaventura’s declared tax deductions by S/148,730,000 (equivalent to US$37,201,000). The main assertions made by the SUNAT include the non-deductibility of bonuses paid to contractors, the compensation of tax losses that can be withheld and the use of balances in favor that are not recognized by SUNAT. Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On March 15, 2021, the Tax Court (last administrative instance) has resolved the appeal, declaring, in part, the payment of bonuses to contractors and confirming the lack of compensation for tax losses and use of balance in favor for a total of S/139,235,000 (equivalent to US$34,826,000). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

As of December 31, 2021, the total possible contingencies related to these audits amount to S/55,465,000 (equivalent to US$13,873,000) and S/65,751,000 (equivalent to US$16,446,000) as of December 31, 2020.

On June 11, 2021, the Company and its sponsoring lawyers have filed a contentious-administrative lawsuit before the Judicial Branch regarding the ruling of the Tax Court.

The lawsuit referred to the taxable year 2013 is pending resolution in the Twentieth Contentious-Administrative Court.

During the year 2019, SUNAT reviewed the income tax of the year 2014. As a result, SUNAT did not recognize Buenaventura’s declared tax deductions related to the deductibility of bonuses paid to contractors for S/2,067,000 (equivalent to US$517,000). Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

On November 17, 2020, SUNAT has resolved the claim appeal, confirming the objections made in the inspection process. The Company has paid the tax amount of S/4,744,000 (equivalent to US$1,193,000) to reduce the amount of the fines that would otherwise be payable and has recorded in the caption “Trade and other accounts receivable, net”, see note 7(c), based on the opinion of its legal advisors who are of the opinion that there are sound arguments to obtain a favorable result in the appeal process that has been initiated before the Tax Court.

On July 23, 2021, the Tax Court (last administrative instance) has resolved the appeal declaring founded, in part, the claim for the repair of the tax credit for the bonuses paid to contractors and its impact on the carryover of the balance in favor of the exporter. Based on the opinion of the Company’s legal advisers, management expects to obtain a favorable result in the judicial process initiated.

The Company’s Management and its legal advisors are of the opinion that the results of the procedures in the various instances will be favorable to the Company, which is why they have not recognized any provision for these contingencies.

Subsidiaries –

Sociedad Minera El Brocal S.A.A. –

On May 30, 2014, SUNAT issued tax and fines assessments related to the 2011 income tax of El Brocal. They do not recognize the deduction of the loss in derivative financial instruments, the expense in mining royalties and the expenses of feeding of third parties within the terms of law. El Brocal filed an appeal that is pending resolution to date. It should be noted that on June 18, 2014, El Brocal decided to pay under protest the income tax assessment of S/8,333,000 (equivalent to US$2,096,000) so it can have access to reduced fine. This payment has been recorded as part of account receivables in the caption “Trade and other accounts receivable , net", see note 7(c).

On January 8, 2015, SUNAT notified El Brocal of a tax assessment for the 2012 income tax year related to deductions claimed by the subsidiary and rejected by SUNAT. As a result of the rejection of these deductions, SUNAT notified a tax assessment for income tax payments from January to December 2012, which amounts to S/4,030,000 (equivalent to US$1,008,000). El Brocal has filed an appeal to the Tax Court, which is pending resolution.

On June 14, 2017, SUNAT notified El Brocal of its determinations and fine resolutions as a result of the inspection procedure initiated for the 2013 income tax year where the balances in favor and the taxable tax loss are repaired. These resolutions were claimed without favorable results. On January 24, 2018, El Brocal filed the appeal before the Tax Court.

On May 13, 2019, the Tax Court notified El Brocal through Resolution No. 3062-3-2019 that its appeal of the taxable years 2011, 2012 and 2013 had been resolved to prohibit the deduction of the expense for food and confirmed the observations related to the deductibility of losses on derivative financial instruments and the expense associated with the payment of mining royalties of the 2011, 2012 and 2013 fiscal years.

As a result of the previous resolution, the Tax Administration has once again determined income tax and the effects on payments on account for the years 2011, 2012 and 2013. The Brocal has filed an appeal to the Tax Court.

On August 9, 2019, El Brocal filed an administrative contentious lawsuit against the decision of the Tax Court since El Brocal had provided reliable documentation regarding the basis for the deductibility associated with the loss on derivative financial instruments and payment of mining royalties.

As of December 31, 2021, the possible contingencies regarding El Brocal amount to S/5,468,000 equivalent to US$1,274,000 (S/5,220,000 equivalent to US$1,445,000 as of December 31, 2020).

Based on the opinion of El Brocal’s legal advisers, management expects to obtain a favorable result and therefore it has not recorded a provision for these contingencies.

During 2019, SUNAT reviewed the tax return for El Brocal’s fiscal year 2015. As a result of this review, SUNAT communicated on December 31, 2019 its determination and resolutions where it questions the depreciation rate of two tailings and the deduction of the development costs of the Smelter Project for a total S/13,930,000 (equivalent to US$3,484,000) determining a debt of S /3,412,000 (equivalent to US$853,000). Management of El Brocal and its legal advisors considered that the findings rendered by the SUNAT are not supported by the technical merits of the positions taken by the SUNAT and have started the claim process.

On January 27, 2020, El Brocal made a payment of S/1,456,000 (equivalent to US$366,000), which has been recorded in the caption “Trade and other accounts receivable , net“, see note 7(c) as it expects to recover this amount.

On December 18, 2020, SUNAT has resolved the claim resource, leaving without effect the observation referring to the deduction of the development costs of the Tajo Smelter Project and has confirmed the repair for the depreciation of the tailings for S/6,108,000 (equivalent to US$1,505,000). As a result, SUNAT has returned part of the fine of S/459,000 (equivalent to US$115,000) for which, as of December 31, 2021, a receivable is recognized of S/997,000 (equivalent to US$251,000), note 7(c). Management of El Brocal and its legal advisors consider that the objection has no basis, and therefore on January 12, 2021 they have started the appeal process before the Tax Court.

During 2020, SUNAT reviewed the income tax return for the year 2014. As a result of this review, SUNAT notified El Brocal on December 30, 2020 of its determination Resolutions and the Fine where it questions the depreciation rate of two tailings dams, the deduction of the development costs of the Tajo Smelter Project and certain operating expenses for a total of S/16,582,000 (equivalent to US$4,148,000) determining an amount to be paid of S/10,902,000 (equivalent to US$2,727,000). El Brocal's management and its legal advisors consider that the findings have no technical merit and have initiated the claim process.

On January 7, 2021, El Brocal paid the tax assessment under protest in order to benefit from a reduction of the fine. The amount disbursed of S/7,871,000 (equivalent to US$1,980,000) has been recorded in the caption “Trade and other accounts receivable, net”, see note 7(c).

On May 21, 2021, SUNAT resolved the appeal, nullifying the initial observation referring to the deduction of the development costs of the Tajo Smelter Project and has confirmed its initial finding related to the deductions taken for the depreciation of the tailings for S/6,018,000 (equivalent US$1,505,000) and operating expenses for S/5,384,000 (equivalent to US$1,347,000). As a result of the ruling, SUNAT has returned part of the fine for S/3,003,000 (equivalent to US$755,000) so that as of December 31, 2021, an account receivable is recognized of S/4,868,000 (equivalent to US$ 1,225,000), note 7(c). Management of El Brocal and its legal advisors consider that the SUNAT’s findings are unfounded and the appeal process has begun before the Tax Court on June 11, 2021.

Minera La Zanja S.R.L. -

During the years 2016, 2017 and 2018, SUNAT audited the income tax return for the years 2013 and 2015; as a result, SUNAT does not recognize deductions for payments of profit sharing of workers, payments for police protection, balance of profit sharing and the exchange difference associated with the provision for mine closures. On November 20, 2020, the Tax Court has confirmed the position associated with the profit sharing and the exchange difference for the provision for mine closure. As a result, on March 18, 2021, SUNAT has revised the imputed amount to be paid for the years 2013 and 2015 for S/3,438,000 (equivalent to US$860,000) that Minera La Zanja S.R.L. has proceeded to pay.

Possible contingencies for deductions not recognized by SUNAT that have been paid amount to S/3,060,000 (equivalent to US$770,000)and are recorded in the caption “Trade and other accounts receivable, net”, see note 7(c).

In the opinion of management and its legal advisors, the interpretation of the Tax Court is unsupported, therefore Minera La Zanja S.R.L., on March 9, 2021, has initiated a contentious-administrative lawsuit that is pending resolution in the Twenty-First Court of Administrative Litigation with Tax Subspecialty of Lima.

Empresa de Generación Huanza S.A. -

During 2015, SUNAT audited the 2014 income tax return of the Company’s subsidiary Huanza. As a result, a portion of the depreciation of its fixed assets was not recognized for S/27,532,000 (equivalent to US$6,886,000). The possible contingency amounts to S/7,993,000 (equivalent to US$1,999,000) as of December 31, 2021 (S/7,532,000 equivalent to US$1,884,000 as of December 31, 2020). In the opinion of Huanza’s management and of its legal advisors, this interpretation has no basis and therefore Huanza expects to obtain a favorable result in the appeal process that has begun.

Procesadora Industrial Río Seco S.A.-

The Customs Division of the SUNAT has determined an alleged omission in the payment of the General Sales Tax of S/1,815,000 (equivalent to US$454,000) in an import made in 2012 of certain equipment for the construction of Rio Seco’s industrial plant. SUNAT supported its position that Rio Seco should have included the amount of the consideration paid by Río Seco for the engineering services provided by its suppliers abroad in the customs value. In the opinion of management and its legal advisors, this observation is not substantiated and a favorable ruling is expected to be obtained in the complaint and appeal process.

On March 13, 2019, the Tax Court issued Resolution No. 0844-A-2019 that confirmed the observation of the Tax Administration.

On May 17, 2019, SUNAT initiated coercive collection actions for the tax amount assessed. Río Seco initiated several administrative and judicial actions to suspend the payment, without favorable results. During July to September 2019, Tax Administration executed the forced collection of the tax to be paid amounting to S/11,153,000 (equivalent to US$3,162,000). In the opinion of the legal advisors of Río Seco, a favorable result should be obtained in the judicial process that has been initiated, and therefore the amount paid has been recorded in the heading “Trade and other receivables, net”, see note 7(c).

On June 13, 2019, Río Seco has filed an administrative contentious lawsuit against the Tax Court’s Resolution seeking to overturn the Tax Administration’s objection.

Chaupiloma -

SUNAT has issued determination resolutions for fiscal years 2001, 2005, 2008, 2009, 2010, 2011 and 2013 challenging the recognition of the amortization of the investment in the mining concessions that was carried out according to the provisions of the Income Tax Law and that, according to SUNAT, said amortization should have been carried out according to the provisions of the General Mining Law applicable to the owners of mining activities. Deductions not recognized by SUNAT are S/10,500,000 (equivalent to US$2,626,000). In successive rulings, the Tax Court has confirmed that the amortization and deduction made by the Company has been carried out in accordance with the applicable law and has rendered the determination resolutions null. SUNAT has appealed to the Judiciary and has filed contentious-administrative lawsuits for the fiscal years 2008-2009, 2011 and 2013 to which Chaupiloma is responding to. In the opinion of management and Chaupiloma's legal advisors, it is expected that a favorable result will be obtained in the different judicial processes that are in process.

On June 11, 2021, the Tax Court resolved the audit file for fiscal years 2001-2005, ruling that the amortization taken for the year 2001 was not deductible because the concessions were not being exploited in said period. The Company has paid, under protest, the tax amount for 2001 of S/1,270,000 (equivalent to US$323,000), which has been recorded in the caption “Trade and other accounts receivable, net”, see note 7(c) since in the opinion of Chaupiloma’s management and its legal advisors expect a favorable result to be obtained through the legal proceedings that have been initiated.

Associates -

Cerro Verde -

Mining Royalties

On June 23, 2004, Law N ° 28528 - Law of Mining Royalty was approved under which the owners of mining concessions had to be paid as financial compensation for the exploitation of metallic and non-metallic mineral resources. A mining royalty was determined applying rates that ranged between 1% and 3% on the value of the concentrate or its equivalent, according to the price quotation of the international market published by the Ministry of Energy and Mines. Based on the terms of an agreement signed in 1998 with the government of Peru, Cerro Verde determined that the payment of mining royalties was not applicable, because the new law was signed after the signing of the contract with the Peruvian Government. However, under the terms of its new guarantee contract, which became effective on January 1, 2014, Cerro Verde began to pay mining royalties and special mining tax for all its production based on Law No. 29788, which is calculated based on the operating profit with rates that fluctuate between 1% and 12%. The amount to be paid for the mining royalty will be the highest amount that results from calculating the result of applying the applicable tax rate on the quarterly operating profit (the rate is established based on the operating margin for the quarter) or 1% of revenues generated by sales made in the calendar quarter.

SUNAT has also assessed mining royalties on materials processed by Cerro Verde´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. Cerro Verde contested each of these assessments because it believes that its 1998 stability agreement exempts it from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as Cerro Verde began paying royalties on all of its production in January 2014 under its new 15-year stability agreement.

Since 2017, Cerro Verde has recorded payments of S/2.8 billion (approximately US$771.2 million at closing exchange rate as of December 31, 2020, including interest, deferral interest and penalties of US$496.5 million) related to the tax observations for mining royalties and special tax on mining for the period from December 2006 to December 2013. Since 2014, Cerro Verde has been paying these disputed assessments for the period from December 2006 to December 2013 through fractionation programs (granted through a schedule equivalent to 66 monthly installments), all under protest. In August 2021, Cerro Verde decided to make the payment of the entire amount of the pending subdivisions in advance and under protest. As of December 31, 2021, Cerro Verde has made payments totalling S/2.9 billion (equivalent to US$791.9 million based on the exchange rate on the payment date).

On February 2020, Cerro Verde filed arbitration proceedings with the International Centre for Settlement of Investment Disputes (CIADI) and on October 19, 2021, Cerro Verde formally filed the arbitration claim.

On March 31, 2021, Superintendence Resolution 044-2021 / SUNAT was published, establishing the new monthly default interest rate effective from April 1, 2021. The moratory interest rate in national currency ranges from 1 % to 0.9%.

Other assessments received from SUNAT

Cerro Verde has also received assessments from SUNAT for additional taxes (other than the mining royalty), including penalties and interest. Cerro Verde has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,684	39,402	48,086
2006	10,998	51,565	62,563
2007	11,579	22,102	33,681
2008	16,907	16,923	33,830
2009	56,000	51,604	107,604
2010	53,573	121,952	175,525
2011	40,593	65,366	105,959
2012	869	6,718	7,587
2013	48,063	65,014	113,077
2014	181	3,208	3,389
2015	763	21,894	22,657
2016	4,202	2,652	6,854

	252,412	468,400	720,812

As of December 31, 2021, Cerro Verde has paid US$641.3 million of which its has filed objections for US$236.5 million (US$190.5 million as of December 31, 2020), which Cerro Verde expects will be recovered.

(e)	Letters of credit –

Letters of credit with financial institutions –

With the objective that Buenaventura could benefit from the fractionation with respect to its tax obligations, Buenaventura delivered letters of credit for S/1,780,126,238 (equivalent to US$491.0 million) as of December 31, 2020 issued by financial institutions. Additionally, in order to guarantee the obligations, Buenaventura granted in favor of the financial institutions the following collateral:

(i)	Security interest on the 68,556,629 shares owned by Buenaventura in Sociedad Minera Cerro Verde S.A.A. that represent the totality of its participation as well as the shares that Buenaventura acquires or receives in the future from said company.
(ii)	Security interest on the 558,044,001 indirectly owned shares of Buenaventura - through Compañía Minera Condesa S.A. - in Minera Yanacocha S.R.L., which represent the totality of its participation, as well as on the shares that Condesa acquires or receives in the future of said society.
(iii)	Security interest on one share owned by Buenaventura in Empresa de Generación Huanza S.A., and on 186,413,288 shares owned by Consorcio Energético de Huancavelica S.A. in Empresa de Generación Huanza S.A., which represent all of Buenaventura's direct and indirect participation in said company, as well as the shares that Buenaventura and Consorcio Energético de Huancavelica S.A. acquire or receive in the future from said company.
(iv)	Security interest on 4,965,941 shares owned by Buenaventura in Sociedad Minera El Brocal S.A.A., and on 90,846,185 shares owned by Inversiones Colquijirca S.A. in Sociedad Minera El Brocal S.A.A., which represent all of Buenaventura's direct and indirect participation in said company, as well as the shares that Buenaventura e Inversiones Colquijirca S.A. acquire or receive in the future from said company.
(v)	Security interest on 21,130,260 shares currently held by Compañía Minera Condesa S.A. in Buenaventura, as well as on the shares that Buenaventura may issue in the future in the name of Compañía Minera Condesa S.A.
(vi)	Corporate guarantee subject to New York law, granted by the following Buenaventura group companies, which are also guarantors under the Syndicated Loan: Compañía Minera Condesa S.A., Inversiones Colquijirca S.A. and Consorcio Energético de Huancavelica S.A.

In addition to complying with the payment of the tax amount in accordance with the fractionation, Buenaventura assumed within the agreement with the financial entities (“secured creditors”) the following specific obligations:

-	Not to incur, or allow any of its subsidiaries to incur, additional financial debt or grant additional liens on its assets or those of its subsidiaries except for (i) those guarantees that must be established by legal mandate, (ii) loans between Buenaventura and its subsidiaries up to a sum that, together, does not exceed US$50 million, and provided that with respect to them a subordination agreement to the guaranteed obligations is entered into, on terms satisfactory to the secured creditors, and (iii) for what is regulated in the guarantee letter contracts. For the purposes of this obligation, a financial debt shall be understood to be any payment obligation with financial or capital market institutions, as well as any other payment obligation that accrues interest.
-	To allocate any dividend, profit or income that Buenaventura receives as a result of the shares and participations affected with the guarantees exclusively to the attention of the development of its ordinary operating activities according to the line of its business, to the payment of its current debts with the tax administration and / or to the amortization of the debts that Buenaventura has with financial entities.
-	Maintain a minimum coverage ratio of 1.6x reported on a quarterly basis. The coverage ratio is defined as the quotient that results from dividing the value of the guarantees by the guaranteed debt.

Additionally, letters of credit were established for S/653.5 million (equivalent to US$180.3 million) in order to guarantee the payment of the tax amount for fiscal years 2008 and 2009 in the event of obtaining precautionary measures by the Judicial Power and while the contentious administrative claims on the merits were resolved.

As of December 31, 2021, as a result of the advance payment mentioned above, the deferral and installment resolutions of the SUNAT tax findings have been rendered null and the letters of credit that were delivered as collateral for said findings have been returned to the financial institutions.

Letters of credit with regional governments and others -

In addition to the letters of credit related to the plans for the closure of mines and projects, mentioned in the note 15(b), the Group maintains letters of credit with regional governments and others for US$1,291,000 as of December 31, 2021 (US$852,000 as of December 31, 2020).

Minera Yanacocha SRL and subsidiary [Member]
Commitments and contingencies [Line Items]
Commitments and contingencies

24.  Commitments and contingencies

Unitization of properties -

In December 2000, as a result of the unitization plan carried out by the Partners, the Company signed several asset transfer and mining usufruct agreements with related entities. The main conditions are:

-      The Company must pay to Chaupiloma, 3% of the quarterly net sales, according to the lease agreement. The mining rights subject to this 3% royalty are those identified in the lease agreement as part of the “Area of Influence of Chaupiloma”. Some of these mining rights are in exploitation and the rest of them in exploration.

-      The Company must pay to Los Tapados S.A., 3% of the quarterly net sales proceeds of mineral extracted from the transferred and leased concessions of Los Tapados S.A. The transferred and leased concessions of Los Tapados S.A. are also subject to a previously existing royalty on the minerals. These mining rights are in exploitation and others inactive.

Legal proceedings -

Conga project Constitutional claim -

On October 18, 2012, Marco Antonio Arana Zegarra filed a constitutional claim against the Ministry of Energy and Mines and Yanacocha requesting the Court to order the suspension of the Conga project as well as to declare not applicable the October 27, 2010, directorial resolution approving the Conga project Environmental Impact Assessment (“EIA”). On October 23, 2012, a Cajamarca judge dismissed the claims based on formal grounds finding that: (i) plaintiffs had not exhausted previous administrative proceedings; (ii) the directorial resolution approving the Conga EIA is valid, and was not challenged when issued in the administrative proceedings; (iii) there was inadequate evidence to conclude that the Conga project is a threat to the constitutional right of living in an adequate environment; and (iv) the directorial resolution approving the Conga project EIA does not guarantee that the Conga project will proceed, so there was no imminent threat to be addressed by the Court. The plaintiffs appealed the dismissal of the case. The Civil Court of the Superior Court of Cajamarca confirmed the above mentioned resolution and the plaintiff presented an appeal. On March 13, 2015, the Constitutional Court published its ruling stating that the case should be sent back to the first court with an order to formally admit the case and start the judicial process in order to review the claim and the proofs presented by the plaintiff. Yanacocha has answered the claim. The Company can not reasonably predict the outcome of this litigation

The Company has not established a provision in the accompanying consolidated financial statements for a loss arising from this contingency, which it does not consider probable.

Open tax procedures -

For the periods pending of examination, due to The Tax Authority has the right to examine, and, if necessary, amend the Company’s income tax provision for the last four years. The Company’s income tax filings for the years 2016 through 2021 are open to examination by the tax authorities. However, due to the fact that SUNAT could not carry out its inspection tasks during the quarantine period, the calculation of the statute of limitations was suspended; In this sense, the prescription for the period 2016 would expire the last week of March 2022, approximately. For value added tax, the periods open for examination are December 2017 through 2021. Regarding the referred quarantine period, the calculation of the statute of limitations related to the value added tax also was suspended; in this sense, the prescription of the period between December 2016 to November 2017 would expire the last week of March 2022, approximately. To date, National Tax Supervisor “SUNAT” has concluded its review of the Company’s tax exams through the year 2014.

Due the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews will result in tax liabilities for the Company. In the event that additional taxes are payable, including interest and surcharges, as a result of the Tax Authority reviews, they will be charged to expense in the period assessed. However, in Management’s and legal advisors’ opinion, any additional tax assessment would not be significant to the consolidated financial statements.

Tax Dispute related to the amortization of the contractual rights -

In 2000, Yanacocha paid Buenaventura and Minas Conga S.R.L. a total of US$29 million to assume their respective contractual positions in mining concession agreements with Chaupiloma Dos de Cajamarca S.M.R.L. The contractual rights allowed Yanacocha the opportunity to conduct exploration on the concessions, but not a purchase of the concessions. The tax authority alleges that the payments to Buenaventura and Minas Conga S.R.L. were acquisitions of mining concessions requiring the amortization of the amounts under the Peru Mining Law over the life of the mine. Yanacocha expensed the amounts at issue in the initial year since the payments were not for the acquisition of a concession but rather these expenses represent the payment of an intangible and therefore, amortizable in a single year or proportionally for up to ten years according to Income Tax Law. In 2010, the tax court in Peru ruled in favor of Yanacocha and the tax authority appealed the issue to the judiciary. The first appellate court confirmed the ruling of the tax court in favor of Yanacocha. However, in November 2015, a Superior Court in Peru made an appellate decision overturning the two prior findings in favor of Yanacocha. Yanacocha has appealed the Superior Court ruling to the Peru Supreme Court. On January 18, 2019, the Peru Supreme Court issued notice that three judges support the position of the tax authority and two judges support the position of Yanacocha. Because four votes are required for a final decision, an additional judge was selected to issue a decision and the parties conducted oral arguments in April 2019. In February 2020, the additional judge ruled in favor of the tax authority, finalizing a decision of the Peru Supreme Court against Yanacocha. As a result of the decision, the Company recognized the amount of US$29 million in 2020. However, Yanacocha filed two constitutional actions in 2020, and one legal claim in 2021, objecting to potential excessive interest and duplicity of criteria of up to US$50 million, US$ 73 million,and US$ 68 million, respectively.

In March 2021, in one of the constitutional actions, Yanacocha’s request for an injunction to suspend the collection of interest, which was denied. The matter was sent back to the tax authority, which issued a resolution with an update of the total amount. Yanacocha appealed the tax authority’s resolution and, in October 2021, the tax court denied the appeal. As a result, the administrative case went back to the tax authority for collection and the Company paid the amount claimed due in October 2021 of approximately US$80 million and recognized as finance costs by US$55 million for the year ended December 31, 2021, see note 23. In January 2022, Yanacocha filed a fourth legal claim, objecting to the amount of up to US$72 million. The Company continues to pursue the legal actions that remain pending, seeking to recover up to US$73 million of the total amount paid based on current exchange rates, but it is not possible to fully predict the outcome of such litigation.

Letters of Guarantee

The Company has signed Letters of Guarantee with various financial institutions in accordance with the Mine Closure Regulation approved by Supreme Decree No.033-2005 of the Ministry of Energy and Mines. The table below sets out the outstanding signed commitments at year ends by financial institution.

	2021	2020	2019
	US$(000)	US$(000)	US$(000)

Scotiabank	274,965	259,027	253,317
Pacífico Zurich	200,000	200,000	200,000
La Positiva	70,000	70,000	70,000
Rimac (Travelers)	60,000	60,000	60,000
Santander	50,000	25,000	—
MUFG Bank	25,000	25,000	—

	679,965	639,027	583,317

(a)	Letters of guarantee of Banco de Credito del Peru include US$6,321 related to San Jose Reservoir Trust in 2017. In 2021, 2020 and 2019 letters of guarantee were not required.

Letters of guarantee shall come into force if the Company fails to execute in whole or in part the mine closure plan.